Exhibit 10.4
PORTIONS OF THIS EXHIBIT 10.4 MARKED BY AN *** HAVE BEEN OMITTED PURSUANT
TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION

CONFIDENTIAL TREATMENT REQUESTED BY THE WARNACO GROUP, INC.
W
Bridge Accessories WS (+India)
29 June 2011/ 7 July 2011
July 8, 2011
Warnaco Italy S.r.l. as successor to CK Jeanswear Europe S.p.A. (“CKJE”)
WF Overseas Fashion C.V. (“WFOF”)
(the “CKJ Group Entities”, and together with their respective affiliates and successors within the Warnaco family of companies, hereinafter all collectively the “CKJ Entities” or “W” or “Warnaco”)

Re:	Calvin Klein, Inc. (“CKI”) and CKJE/WFOF “CK/Calvin Klein” Bridge Accessories License d. 31 Jan 06 as amended (“Bridge Accessories License”)
Ladies and Gentlemen:
The CKJ Entities have requested and CKI hereby agrees, effective July 8, 2011 (the “Effective Date”), to add India to the “Territory” covered under the Bridge Accessories License, as follows:
A.
The parties contemplate that W will be entering into and forming, together with Murjani India, Ltd. (“Murjani”) a joint venture arrangement for the sale of products and conduct of business in India (the “India Joint Venture”).

B.
CKI hereby confirms that it has provided its consent to the grant of rights by W hereunder to the India Joint Venture, provided they are consistent with the terms and conditions of this Amendment (and, as applicable, the Bridge Accessories License).

C.
The parties confirm, acknowledge and agree that W and the India Joint Venture may enter into additional written agreements to give full effect to the grant of rights by W to the India Joint Venture, as contemplated herein (the “Additional Agreements”). The Additional Agreements shall be prepared in accordance with the terms, conditions and obligations of W under the Bridge Accessories License, as amended hereby.

D.
CKI and W hereby confirm and agree that the following amendments shall be made to the Bridge Accessories License to add India to the Territory thereunder and to set forth the obligations of W (and W’s delegation of such rights and obligations to the India Joint Venture, provided W guarantees performance of all such obligations by said India Joint Venture) with respect to India.

1.	The “Territory” as defined under the Bridge Accessories License shall, from and after the Effective Date include India as a separate region.
2.	The “Percentage Fees” solely with respect to the India region under the Bridge Accessories License shall be as follows:
a.	***

b.	***
3.	The current Section 4.1.3 of the Bridge Accessories License is hereby restated (and amended) as set forth on Schedule A, annexed hereto and made a part hereof.
4.	The “Minimum Guaranteed Fees” (“MGF”) solely with respect to the India region under the Bridge Accessories License shall be as follows:

Year	MGF US$

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CONFIDENTIAL TREATMENT REQUESTED BY THE WARNACO GROUP, INC.
5.	The “Minimum Advertising Expenditures” (“MAE”) solely with respect to the India region under the Bridge Accessories License shall be ***.
a.	***

b.	***
6.	Commencing in 2019, the “Minimum Net Sales Thresholds” (“MNST”) solely with respect to the India region under Bridge Accessories License shall be as follows:
a.	***

b.	***
7.
MGF’s and MAE’s shall separately apply and be separately credited towards earned Percentage Fees and earned advertising expenditure as to the sales in India only, not aggregated with those for other jurisdictions or regions under the Bridge Accessories License.

8.	Section 4.1.4 of the Bridge Accessories License *** is hereby deleted.
9.
This amendment to the Bridge Accessories License shall be considered as having been entered into in the State of New York and shall be construed and interpreted in accordance with the laws of that state applicable to agreements made and to be performed therein.

10.
Except as set forth herein, the Bridge Accessories License remains in full force and effect as set forth therein. Defined terms, unless otherwise provided herein, shall have the meaning assigned to each of them in the Bridge Accessories License. Except as otherwise indicated herein, all terms and conditions of the Bridge Accessories License shall continue to apply. This amendment may not be amended or modified, or terminated except in writing signed by all parties hereto and exchanged amongst them.

The parties have executed this amendment as of the date first written above.
[Signature Page Follows]

CONFIDENTIAL TREATMENT REQUESTED BY THE WARNACO GROUP, INC.

Calvin Klein, Inc.

By:	/s/ Pamela Bradford

Warnaco Italy S.r.l.

By:	/s/ Stanley Silverstein

WFOF Overseas Fashion C.V.

By:	/s/ Marissa Pagnani

Acknowledged by:
[India Joint Venture]

By:	/s/ Stanley Silverstein

CONFIDENTIAL TREATMENT REQUESTED BY THE WARNACO GROUP, INC.
Schedule A
Section 4.1.3:
“Minimum Guaranteed Fees. In respect of each Annual Period or portion thereof during the License Period, the Licensee shall pay to CKI ***.

Annual	Minimum Guaranteed Fee (MGF)
Period/Year	(Euros)

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